Loan from Others	6 Months Ended
Jun. 30, 2024
Receivables [Abstract]
LOAN FROM OTHERS

NOTE 4: - LOAN FROM OTHERS.

As of June 30, 2024, the outstanding principal amount related to the EIB loan in nominal terms is $ 25,668.

For the six months ended at June 30, 2024 and June 30, 2023 the company recorded $594 and $4,321 under finance expenses.

During the six months ended June 30, 2024, as a result of a capital raising, the company paid to the EIB $143 against the accrued interest related to the loan restructuring agreement from August 2022 that set a partial repayment of the loan for any capital raising.

On August 13, 2024, the Company announced the execution of an amendment to its financing contract with the European Investment Bank (the “EIB”) converting the majority of the EIB’s loan into equity in the form of preferred shares (see note 9).